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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                March 10, 1998
              (Date of Report (Date of Earliest Event Reported))

                     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)

California                         0-28568                   95-2920557
(State or other                (Commission File              (I.R.S. Employer
jurisdiction of                    Number)               Identification Number)
incorporation)

                            700 East Bonita Avenue
                           Pomona, California 91767
         (Address of principal executive offices) (Zip Code)

                                (909) 624-8041
         (Registrant's telephone number, including area code)


Item 5.   OTHER EVENTS.

          On March 10, 1998, the Registrant announced the unaudited consolidated results of its operations for the month ended January 31, 1997, the first month since its mergers with Inteuro Parts Distributors, Inc. and Car Body Concepts, Inc., which were effective on January 1, 1998.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibit A - unaudited consolidated results of operations for the Registrant for the month ended January 31, 1998.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 1998

                                    KEYSTONE AUTOMOTIVE INDUSTRIES, INC.



                                    By  /s/ John M. Palumbo
                                      --------------------------
                                        John M. Palumbo
                                        Chief Financial Officer